UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 7, 2016

LAM RESEARCH CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-12933	94-2634797
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

4650 Cushing Parkway

Fremont, California 94538

(Address of principal executive offices including zip code)

(510) 572-0200

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

-i-

Item 1.01. Entry into a Material Definitive Agreement

On June 7, 2016, Lam Research Corporation (the “Company”) completed a public offering under the Company’s Registration Statement on Form S-3 (SEC Registration No. 333-202110) (the “Registration Statement”) of (i) $800,000,000 aggregate principal amount of the Company’s 2.800% Senior Notes due June 15, 2021 (the “2021 Notes”), (ii) $600,000,000 aggregate principal amount of the Company’s 3.450% Senior Notes due June 15, 2023 (the “2023 Notes”) and (iii) $1,000,000,000 aggregate principal amount of the Company’s 3.900% Senior Notes due June 15, 2026 (the “2026 Notes” and, together with the 2021 Notes and the 2023 Notes, the “notes”).

The notes are being issued under the Indenture, dated as of February 13, 2015 (the “Base Indenture”), by and between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”), as supplemented by the Second Supplemental Indenture, dated as of June 7, 2016 (the “Second Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), by and between the Company and the Trustee.

The Company will pay interest on the 2021 Notes on June 15 and December 15 of each year, beginning on December 15, 2016. The 2021 Notes will mature on June 15, 2021. Before May 15, 2021, the Company may redeem the 2021 Notes at a redemption price equal to 100% of the principal amount of such series (“par”), plus a “make whole” premium as described in the Indenture and accrued and unpaid interest. At any time on or after May 15, 2021, the Company may redeem the 2021 Notes at par, plus accrued and unpaid interest.

The Company will pay interest on the 2023 Notes on June 15 and December 15 of each year, beginning on December 15, 2016. The 2023 Notes will mature on June 15, 2023. Before April 15, 2023, the Company may redeem the 2023 Notes at a redemption price equal to 100% of the principal amount of such series (“par”), plus a “make whole” premium as described in the Indenture and accrued and unpaid interest. At any time on or after April 15, 2023, the Company may redeem the 2023 Notes at par, plus accrued and unpaid interest.

The Company will pay interest on the 2026 Notes on June 15 and December 15 of each year, beginning on December 15, 2016. The 2026 Notes will mature on June 15, 2026. Before March 15, 2026, the Company may redeem the 2026 Notes at a redemption price equal to 100% of the principal amount of such series (“par”), plus a “make whole” premium as described in the Indenture and accrued and unpaid interest. At any time on or after March 15, 2026, the Company may redeem the 2026 Notes at par, plus accrued and unpaid interest.

In addition, upon the occurrence of a change of control triggering event (which involves the occurrence of both a change of control and a below investment grade rating of the notes), the Company will be required to make an offer to repurchase the notes at a price equal to 101% of the principal amount of the notes, plus accrued and unpaid interest.

In the event (i) the proposed merger with KLA-Tencor Corporation (“KLA-Tencor”) is not completed on or prior to December 30, 2016 or (ii) the Agreement and Plan of Merger and Reorganization, dated as of October 20, 2015, by and among the Company, KLA-Tencor, Topeka Merger Sub 1, Inc., and Topeka Merger Sub 2, Inc., is terminated on or at any time prior to such date (each such event referred to as a “Special Mandatory Redemption Event”), the Company will be required to redeem all of the 2023 Notes and the 2026 Notes then outstanding, at a special mandatory redemption price equal to 101% of the aggregate principal amount of such notes, plus accrued and unpaid interest from the date of initial issuance, or the most recent interest payment date on which interest was paid, whichever is later, to, but not including, the Special Mandatory Redemption Date (as defined below). The 2021 Notes are not subject to this special mandatory redemption. The “Special Mandatory Redemption Date” means the date specified in the notice of special mandatory redemption to be delivered to the holders of the notes within five business days following the Special Mandatory Redemption Event, which Special Mandatory Redemption Date shall be three business days after such notice is mailed.

The notes will be the Company’s senior unsecured obligations and will rank equally with the Company’s other senior unsecured debt from time to time outstanding. The notes will be effectively subordinated to any existing or future indebtedness or other liabilities, including trade payables, of any of the Company’s subsidiaries. The notes are subject to customary covenants and events of default, as set forth in the Indenture.

The foregoing disclosure is qualified in its entirety by reference to the Base Indenture and the Second Supplemental Indenture. The Base Indenture was filed as Exhibit 4.1 to the Registration Statement and is incorporated herein by reference. The Second Supplemental Indenture is attached hereto as Exhibit 4.2 and incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The disclosure under Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference in response to this Item 2.03.

Item 8.01. Other Events

In connection with the public offering of the notes, the Company is filing the Underwriting Agreement for the offering and certain other items listed below as exhibits to this Current Report on Form 8-K for the purpose of incorporating such items into the Registration Statement. Such items filed as exhibits to this Current Report on Form 8-K are hereby incorporated into the Registration Statement by reference.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits

1.1	Underwriting Agreement, dated May 23, 2016, between Lam Research Corporation and Goldman, Sachs & Co., Barclays Capital Inc., Citigroup Global Markets Inc. and J.P. Morgan Securities LLC, as representatives of the underwriters named therein

4.1	Indenture, dated as of February 13, 2015, by and between Lam Research Corporation and The Bank of New York Mellon Trust Company, N.A., as trustee (incorporated herein by reference to Exhibit 4.1 to the Company’s Registration Statement on Form S-3 (SEC Registration No. 333-202110) filed on February 13, 2015)

4.2	Second Supplemental Indenture, dated as of June 7, 2016, by and between Lam Research Corporation and The Bank of New York Mellon Trust Company, N.A., as trustee

4.3	Form of 2.800% Senior Notes due June 15, 2021 (included in Exhibit 4.2)

4.4	Form of 3.450% Senior Notes due June 15, 2023 (included in Exhibit 4.2)

4.5	Form of 3.900% Senior Notes due June 15, 2026 (included in Exhibit 4.2)

5.1	Opinion of Jones Day

23.1	Consent of Jones Day (included in Exhibit 5.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 7, 2016

LAM RESEARCH CORPORATION

By:	/s/ Douglas R. Bettinger
Douglas R. Bettinger
Executive Vice President, Chief Financial Officer
(Principal Financial Officer and Principal Accounting Officer)

EXHIBIT INDEX

1.1	Underwriting Agreement, dated May 23, 2016, between Lam Research Corporation and Goldman, Sachs & Co., Barclays Capital Inc., Citigroup Global Markets Inc. and J.P. Morgan Securities LLC, as representatives of the underwriters named therein

4.1	Indenture, dated as of February 13, 2015, by and between Lam Research Corporation and The Bank of New York Mellon Trust Company, N.A., as trustee (incorporated herein by reference to Exhibit 4.1 to the Company’s Registration Statement on Form S-3 (SEC Registration No. 333-202110) filed on February 13, 2015)

4.2	Second Supplemental Indenture, dated as of June 7, 2016, by and between Lam Research Corporation and The Bank of New York Mellon Trust Company, N.A., as trustee

4.3	Form of 2.800% Senior Notes due June 15, 2021 (included in Exhibit 4.2)

4.4	Form of 3.450% Senior Notes due June 15, 2023 (included in Exhibit 4.2)

4.5	Form of 3.900% Senior Notes due June 15, 2026 (included in Exhibit 4.2)

5.1	Opinion of Jones Day

23.1	Consent of Jones Day (included in Exhibit 5.1)